Supplement Dated September 12, 2025
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated February 28, 2025, for Thrivent Conservative Allocation Fund, Thrivent High Yield Fund, and Thrivent Income Fund, each a series of Thrivent Mutual Funds
The Board of Trustees of Thrivent Mutual Funds approved reverse share splits (the “Reverse Share Split”) of the issued and outstanding Class A and Class S shares (the “Shares”) of Thrivent Conservative Allocation Fund, Thrivent High Yield Fund, and Thrivent Income Fund (each a “Fund” and collectively, the “Funds”). The Reverse Share Split for each Fund will be completed on or around December 5, 2025 (the “Effective Date”). The table below provides the ratio for the Reverse Share Split for the Shares of each Fund.
Fund Name	Split Ratio
Thrivent Conservative Allocation Fund	1:2
Thrivent High Yield Fund	1:4
Thrivent Income Fund	1:2
As a result of the Reverse Share Split, for each Share of the corresponding Fund that a shareholder holds as of the close of business on the Effective Date, the shareholder will receive a proportional number of shares of the Fund based on the split ratio with the same aggregate dollar value. The effect of the Reverse Share Split is to reduce the number of outstanding Shares of each Fund and increase the Fund’s per share net asset value. Thus, the total dollar value of a shareholder’s investment in Shares of the Fund will not change due to the Reverse Share Split, and each shareholder will continue to own the same percentage (by value) of Shares of the Fund immediately following the Reverse Share Split.
In addition, the Reverse Share Split will not result in a material change in a shareholder’s proportional Fund ownership or voting rights, as the Shares received as part of the Reverse Share Split will provide a shareholder with approximately the same proportional Fund ownership and voting rights as the Shares of the Fund owned prior to the Reverse Share Split. Notwithstanding the foregoing, a shareholder’s relative voting power at the Trust level may be impacted as a result of the Reverse Share Split.
For additional information, shareholders of the Funds may call 800-847-4836.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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